Exhibit 99.2

The following letter was distributed to all BMC employees and made available on BMC’s internal website on May 6, 2013.

I am excited to inform you of an important milestone in our company’s history and a positive development for all of us at BMC.

We have just announced that BMC has entered into an agreement to be acquired by a private investor group that includes Bain Capital, based in Boston, MA; Golden Gate Capital, based in San Francisco, CA; GIC Special Investments PTE. LTD., an investment firm owned by the Government of Singapore; and Insight Venture Partners, based in New York, NY (collectively, the “Investor Group”). Through this transaction, BMC will become a private company.

The offer of $46.25 per share in cash values BMC at approximately $6.9 billion. We believe this transaction delivers immediate, compelling value to our shareholders and secures a strong future for the company’s other stakeholders, including employees.

This transaction is about becoming better positioned for success, and it recognizes the momentum that our team has worked to create. We expect to have increased flexibility by becoming a privately held company, which we believe will position us to be less quarterly driven, invest more strategically to drive powerful innovation and deliver cutting edge customer solutions. Importantly, this transaction provides BMC with the potential to accelerate our customer-focused vision for our company.

Throughout this process, the Investor Group has communicated a great respect for our company, and their offer represents an endorsement of the hard work of all of our employees and confidence in our future. They recognize the importance of your engagement in the business and with our customers as critical success factors. You have a wealth of experience and knowledge, and we expect that employees will have the opportunity to prosper under the new ownership structure.

We expect the transaction to close later this year. Until then, we remain a public company, and it is important that we remain focused on continuing to deliver the same high-quality solutions and service that our customers have come to expect from BMC. While we are in the early stages of this process, we expect it will remain business as usual.

We will keep you informed of key developments as we move toward completing the transaction. We will keep you informed of key developments as we move toward completing the transaction. As new information is available, it will be posted at http://goto.bmc.com/agreement.

I will be hosting an all-employee call at 10:00 a.m. CDT today. Details to access the call will be sent to you shortly in a meeting invitation.

As a reminder, it is important that we continue to speak with one voice. Should you receive any inquiries from the media, please refer them to Mark Stouse, BMC Public Relations, at (281) 468-1608 or mark_stouse@bmc.com; inquiries from shareholders or financial analysts should be referred to Derrick Vializ, BMC Investor Relations, at (713) 918-1805 or derrick_vializ@bmc.com. Please review our Social Media and Networking Policy before posting to sites such as Chatter, Facebook, Twitter, LinkedIn and blogs.

The senior management team and I appreciate your continued commitment to BMC and your contributions in making our company so successful. Thank you again for your continued support and dedication. Let’s continue to focus on our day-to-day responsibilities and working with our customers to find the best solutions to address the greater IT complexity within their organizations.

Regards,

Bob

Additional Information and Where to Find It

In connection with the proposed transaction, BMC Software, Inc. (the “Company” or “BMC”) will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of documents filed by BMC Software, Inc. with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of BMC Software, Inc.’s filings with the SEC from BMC Software, Inc.’s website at http://investors.bmc.com/sec.cfm or by directing a request to: BMC Software, Inc., 2101 CityWest Blvd., Houston, Texas 77042-2827, Attn: Investor Relations, (713) 918-1805.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on June 5, 2012 (as amended by the proxy statement supplement filed on July 3, 2012). Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement the Company will file with the SEC.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain stockholder approval or the failure to satisfy the closing conditions, (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction and (5) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2012 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.